UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Cracker Barrel Old Country Store, Inc. (the “Company”) used the following investor presentation in meetings beginning on November 5, 2012, after 4:30 p.m. Central Time. This investor presentation was also posted to the “Proxy Contest” section of the Company’s Investor Relations website, investor.crackerbarrel.com.

On the Right Track, Generating Exceptional Performance Fall 2012 WHY WE BELIEVE SARDAR BIGLARI IS WRONG FOR THIS BOARD

IMPORTANT ADDITIONAL INFORMATION

Cracker Barrel Old Country Store, Inc. (“the Company”) urges caution in considering current trends and earnings guidance disclosed in this presentation.  Except for specific historical information, matters discussed in this presentation are forward looking statements that involve risks, uncertainties and other factors that may cause actual results and performance of the Company to differ materially from those expressed or implied in this discussion. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995.
More detailed information on risks, uncertainties, and other factors is provided in the Company’s filings with the Securities and Exchange Commission, press releases and other communications.
Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2012 Annual Meeting. On
October 4, 2012, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S.
Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND
ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY
WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the
Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at
www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at
www.crackerbarrel.com.

2 I. Executive Summary II. Delivering on our Six Priorities III. Driving Best-in-Class Results IV. Why We Believe Sardar Biglari is Wrong for This Board Appendix Table of Contents

I. Executive Summary

Improve same store sales
and traffic trends
Accelerating same store sales
growth in last three quarters with Q4
traffic up 1.4%
Cut costs and leverage fixed
costs to enhance profitability
FY 2012 operating margin growth of
50 bps
Reconfigure the Board with
new members bringing a
fresh perspective
7 new board members
1
, including
a new independent Chairman
2
Fill in key management
positions to enhance
functional capabilities
Revitalized leadership – five senior
executives new to Cracker Barrel or
serving in new positions since
January 2011
Develop a long-term plan to
maintain operating
momentum
Same store sales outperforming
casual dining peers in Knapp-
Track™ for three consecutive
quarters
WHAT WE HAVE ACCOMPLISHED IN THE PAST YEAR
Delivering on the Company’s Promises
(1) Changes to board since 20-Jun-2011.
(2) As announced on 6-Aug-2012, to be effective following Michael A. Woodhouse’s retirement in early November 2012.

CBRL STOCK PRICE HAS INCREASED SIGNIFICANTLY
Since Announcement of Our Strategic Priorities We Have Delivered Outstanding Shareholder Returns
Source:  Bloomberg, public filings, Company press releases, and IBES
Note: 12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.  Please see Appendix for reconciliation of
GAAP basis operating results to adjusted non-GAAP operating results.
(1)  Figure used for comparability to IBES estimates is GAAP basis, earnings per diluted share of $1.47. When adjusted for the impact of the extra week in FY’ 12 and certain charges in the current and prior year, adjusted earnings per diluted share were $1.20.
$30
$40
$50
$60
$70
Sep-2011 Nov-2011 Jan-2012 Mar-2012 May-2012 Jul-2012 Sep-2012
Daily from 12-Sep-2011 to 28 -Sep-2012
22-Nov-2011
CBRL reports 1Q12 EPS
of $1.09 excl. proxy costs,
4.8% higher than analyst
expectations
20-Dec-2011
A majority of
shareholders vote for
CBRL's slate of directors
22-May-2012
CBRL reports 3Q12 EPS of
$0.86 excl. proxy costs, 16.2%
higher than analyst
expectations
$39.86
$67.11
19-Sep-2012
CBRL reports 4Q12 EPS
1
of $1.47, 13.1% higher
than analyst expectations
26-Apr-2012
CBRL hosts Analyst and
Investor Day reviewing
strategic initiatives
21-Feb-2012
CBRL reports 2Q12 EPS of
$1.20 excl. proxy costs, 5.3%
higher than analyst expectations
13-Sep-2011
New CEO Sandy
Cochran announces
strategic priorities
68.4% INCREASE

170%
160%
150%
140%
130%
120%
110%
100%
90%
Indexed Price
68.4%
35.1%
34.8%
24.0%
17.8%
15.4%
Sep-2011
Dec-2011
Mar-2012
Jun-2012
Sep-2012
Daily from 12-Sep-2011 to 28-Sep-2012

140%
130%
120%
110%
100%
90%
Indexed Price
36.4%
25.8%
21.9%
16.1%
3.1%
1.0%
Dec-2011
Feb-2012
Apr-2012
Jul-2012
Sep-2012
Daily from 20-Dec-2011 to 28-Sep-2012

Old Country Store

Since December 2011 Proxy Vote
2
Since Announcement of Our Strategic Priorities
1
CBRL HAS SIGNIFICANTLY OUTPERFORMED ITS PEERS
No Matter What Benchmark You Use, CBRL Has Outperformed
Source:  Bloomberg
Cracker Barrel Peer Set S&P 500 Restaurant Index
S&P 600 Restaurant Index S&P 1500 Restaurant Index S&P 500 Index
Note: Peer set includes BH, BOBE, EAT, CAKE, DRI, DENN, RT, TXRH. S&P Restaurant Index includes the restaurant companies in the S&P 500 Index: CMG, DRI, MCD,
SBUX, YUM.  S&P 600 Restaurant Index includes the restaurant companies in the S&P 600 Index:  BJRI, BH, BWLD, CEC, CBRL, DIN, JACK, PZZA, PEET, RRGB, RT,
RUTH, SONC, TXRH.  S&P 1,500 Restaurant Index includes the restaurant companies in the S&P 1,500 Index:  BJRI, BH, BOBE, EAT, BWLD, CEC, CAKE, CMG, CBRL, DRI,
DIN, JACK, MCD, PNRA, PZZA, PEET, RRGB, RT, RUTH, SONC, SBUX, TXRH, WEN, YUM.
(1) 12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.
(2) 20-Dec-2011; date of CBRL’s 2011 Annual General Meeting, proxies voted.

OUR SHAREHOLDERS HAVE BENEFITED FROM OUR
PERFORMANCE AND RETURN OF CAPITAL POLICIES
($ in millions)
Source:  Public filings and Bloomberg
Note: 12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.
$ 663.5
$22.4
$915.8
$14.9 $1,616.6
CBRL Equity
Market Cap.
Total
Shareholder
Value
12-Sep-2011
Increase in
CBRL Equity
Market Cap.
28-Sep-2012
Increase in
CBRL Equity
Market Cap.
= $700.7
FY 2012
Dividends Paid
FY 2012
Shares Repurchased
28-Sep-2012

WE BELIEVE THIS VALUE CREATION RESULTS FROM
SUCCESSFUL EXECUTION OF OUR STRATEGIC PRIORITIES
Source:  Public filings
Note:  Announcement of Strategic Priorities on 13-Sep-2011.
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Comparable Restaurant
Traffic
(4.2)% (3.8)% 1.1% 0.6% 1.4%
Average Check 2.8% 2.2% 2.4% 2.5% 2.4%
Comparable Restaurant
Sales
(1.4)% (1.6)% 3.5% 3.1% 3.8%
Comparable Retail Sales (0.7) % (1.3)% 3.4% 0.3% 3.1%
Our Customers Have Responded to Focus on Menu, Marketing, and Execution
Announcement
of Our Strategic
Priorities

WHY WE ARE HERE…AGAIN
Despite losing by a significant margin in last year's proxy fight, Sardar Biglari remains inexplicably insistent in his campaign against Cracker Barrel.  Why do we say
“inexplicably?” Because of all we accomplished over the past year
What would Biglari have done differently?
– We don’t know – he hasn’t raised specific new ideas or suggestions to management or the Board, despite having many opportunities to do so
We believe Sardar Biglari has a conflict of interest, a history of “creeping control” that is not in the best interest of shareholders, and a questionable track record on corporate governance
Despite being offered two independent seats (for the second year), he turned the offer down
– Biglari refuses to consider any settlement offer unless he is personally appointed to the Board
– Our shareholders determined he was not right for the Board last year
• We agreed and believe he is not right for the Board this year either
This discussion should be about the business and who’s got it on the right path

II. Delivering on our Six Priorities

New marketing messaging Reinforce Authentic Value
Refined menu and pricing Increase Variety & Everyday Affordability
Enhanced restaurant operating
platform
Sustainably Improve the Guest
Experience
Innovative tactics driving retail
sales growth
Deliver Value & Connection With the
Brand
Focused cost reduction
Offset Commodity Pressures and Other
Costs
Balanced approach to capital
allocation
Enhance Shareholder Value
WHAT WE TOLD YOU WE’D DO 12 MONTHS AGO
1
2
3
4
5
6
Key Priorities Objectives

Cracker Barrel
WEEKDAY LUNCH SPECIALS $5.99
Next Exit
Cracker Barrel
MADE FROM SCRATCH ALL DAY
Next Exit

(4.2%)
(3.8%)
1.1%
0.6%
1.4%
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
NEW MARKETING MESSAGE
“Hand Crafted by Cracker Barrel”
Source:  Public filings
1
Launched national cable advertising for the first time, focusing on brand building during the busiest seasons (Q2 & Q4)
Utilized radio advertising to promote products and value
Leveraged billboards to support travel business
Hired new advertising agency Havas Worldwide (formerly known as
Euro RSCG Worldwide)
Continued Investment in Billboards First National Television Campaign Comparable Restaurant Traffic

A FRESH LOOK
AT OUR FAVORITE SALADS

CRACKER BARREL
OLD COUNTRY STORE
Good Country Cookin'

Cracker Barrel
Old Country Store

REFINE MENU AND PRICING
Guest Satisfaction Results Show Overall Value Scores at Historic Highs
2
Better-
For-You
Daily
Lunch
Specials
Highlighted an attractive $5.99 price point
Drove week-day lunch traffic
Reinforced value perception across all day-parts
13
Launched salad refresh as part of the
summer seasonal promotion
– Feature salad, including dressing
and crackers, under 600 calories
– Exceeded expectations for mix and
guest satisfaction

CONSUMER PICKS

FAMILY-DINING RESTAURANTS

Overall Scores

Old Country Store

3
During the year, received all-time company high scores in nine categories on the guest feedback program
For the second year in a row we have received top honors in the family dining segment of the Consumer
Picks survey conducted for
Nation’s Restaurant News
magazine
Past Year’s Focus on Guest Experience Has Driven Significant Improvements to Guest Satisfaction
Overall Satisfaction Intent to Recommend Overall Value
ENHANCE RESTAURANT OPERATING PLATFORM
July-2011 July-2012
69.7%
70.6%
July-2011 July-2012
70.0%
71.0%
July-2011 July-2012
59.1%
61.1%
Rank¹
Chain
Score²
1
Cracker Barrel Restaurant and Old Country Store 70.3%
2
Marie Callender's
3
62.1
3
Bob Evans Restaurants 61.2
4
The Original Pancake House 3 59.7
5
IHOP 53.5
6
Steak ‘N Shake 52.1
7
Village Inn 51.9
8
Perkins Restaurant & Bakery 51.5
9 Big Boy 50.2
10 Friendly’s Ice Cream 47.5
11 Shoney’s 45.5
12 Huddle House 44.8
13 Denny’s 43.9
14 Waffle House 41.4
(1)  Source:  Nation's Restaurant News  and  WD Partners, 2012 Consumer Picks family dining  segment survey.
(2)  Weighted by attribute importance.
(3)  100-149 responses.
3

Since 1917
MOON·PIE

Cracker Barrel
Old Country Store

INNOVATIVE TACTICS DRIVING RETAIL SALES GROWTH
Game Plan for Growing Retail Sales…
Source:  Public filings
Quarterly Retail Same Store Sales
4
Merchandising
Strategy
Support the restaurant
by reinforcing the
emotional connection to
the Brand
Be a destination retailer
for specific occasions
and drive traffic for the
restaurant
Unique Nostalgic Seasonal Everyday Needs
(0.7)%
(1.3)%
3.4%
0.3%
3.1%
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
April-2012:  Appointed new SVP of
Retail, Laura Daily

Growth: 18.8%
$1.01
$1.20
Growth: 13.9%
$3.81
$4.34
50bps
6.9%
7.4%
FY 2011 Q4
FY 2012 Q4
FY 2011
FY 2012
FY 2011
FY 2012

FOCUSED COST REDUCTION
5
Improving Productivity of the Box
Eliminating Annual G&A and Labor Expenses
April-2012: Realigned field leadership
July-2011: Restructured home office
Labor Management System
Improves direction of weekly training, productivity,
and execution
Hourly wage expense down 50bps in Q4 2012
Transportation Management System
Improves efficiency in the distribution of retail
merchandise
Improved
Technology
Streamlined
Supply
Chain and
Purchasing
Increasing
Labor
Productivity
Enhanced
Operating
Systems
Leveraging Our Support Cost Base
Source: Public filings
(1) Adjusted for 53 week in FY’12, proxy contest expenses, severance and restructuring charges. Please see Appendix for reconciliation of GAAP  basis operating results to adjusted non-GAAP operating results.
rd
Margin and Process Improvement
Adjusted EPS & Operating Inc as % of Sales
1

DARDEN
Bob Evans
FARMS
TEXAS
BIGLARI HOLDINGS INC
Denny's
Ruby Tuesday

DARDEN
Bob Evans
FARMS
TEXAS
BIGLARI HOLDINGS INC
Denny's
Ruby Tuesday

Cracker Barrel Old Country Store

BALANCED APPROACH TO CAPITAL ALLOCATION
Source:  Bloomberg and public filings
Note:  Market data as of 28-Sep-2012.
(1)     Calculated as latest annualized latest dividend per share divided by last twelve months reported diluted earnings per share.  Adjusted diluted earnings per share and / or diluted earnings per share from continuing operations used as disclosed.
(2)     Adjusted for 53
rd
week in FY’12, proxy contest expenses, severance and restructuring charges. Please see Appendix for reconciliation of
GAAP  basis operating results to adjusted non-GAAP operating results.
(3)    CAKE not adjusted for impact of 53
rd
week in FY’11 due to lack of disclosure.
6
Dividend Yield
Dividend Payout Ratio
1
2.1%
3.0%
3.6%
2.8%
2.3%
2.1%
1.3%
0.0% 0.0% 0.0%
CBRL - One CBRL DRI BOBE EAT TXRH CAKE BH DENN RT
Peer Median:  1.7%
20.5%
46.1%
54.6%
45.6%
40.8%
38.3%
27.6%
0.0% 0.0% 0.0%
CBRL - One CBRL DRI BOBE EAT TXRH CAKE BH DENN RT
Peer Median:  32.9%
2 3
Year Ago
Year Ago

III. Driving Best-in-Class Results

ENHANCE
THE CORE

EXPAND
THE FOOTPRINT

EXTEND
THE BRAND

Cracker Barrel Old Country Store

Sales Growth ~5%
Operating Income Growth ~8-10%
Earnings Per Share Growth ~12-15%
Total Shareholder Return ~15-18%
Decisive Action Driving
Total Shareholder
Return
BUILDING ON OUR RECENT SUCCESS
Continued focus on six business priorities
Focus on increasing average unit volume in existing stores
Increase retail sales with unique and nostalgic merchandise
Drive increased profitability in existing locations
Continued commitment to profitable new unit growth
Allocate capital in a way to maximize value
– New store growth: 2-3% / per year; focus on most profitable growth, best locations, and flawless execution
Extend the power of the brand beyond the physical store
Long term value creation through e-commerce & development of branded products platform
Focus on Operational Excellence in Existing Units AND
Profitable New Restaurant Growth
2012 – 2015 Strategic Plan

ACCELERATION OF COMPARABLE RESTAURANT SAME STORE
SALES VS. KNAPP-TRACK™
Three Consecutive Knapp-Track™ Beats in FY 2012
Source: Public filings and Knapp-Track™
Note:
Knapp-Track™
Casual Dining Index Comparable Sales figure is an approximation based on respective weekly averages.
Cracker Barrel vs.
Knapp-Track™
(2.5)% 1.3% 2.1% 3.5%
(1.6)%
3.5%
3.1%
3.8%
0.9%
2.2%
1.0%
0.3%
First Quarter Second Quarter Third Quarter Fourth Quarter
Cracker Barrel Comparable Restaurant Sales
Knapp-Track
TM
Casual Dining Index Comparable Sales

Share Price Appreciation
Dividends Paid
72.1%
3.7%
68.4%
78.9%
4.1%
74.8%
39.6%
3.9%
35.7%
39.5%
37.3%
0.5%
36.8%
33.4%
5.0%
28.4%
28.3%
2.7%
25.6%
22.4%
22.4%
(3.7)%
Peer Median: 35.3%
CBRL
EAT
BOBE
DENN
CAKE
DRI
TXRH
BH
RT
Bob Evans FARMS
Denny's
The Cheesecake Factory
DARDEN
TEXAS
BIGLARI HOLDINGS INC
Ruby Tuesday
Daily from 12-Sep-2011 to 28-Sep-2012

Old Country Store

A SECTOR LEADER IN TOTAL SHAREHOLDER RETURN
TSR Since Announcement of our Strategic Priorities
1
Source:  Bloomberg and public filings
Note:  Total Shareholder Return calculated by share price appreciation and dividends paid (assumes dividends paid are re-invested into the stock
(purchasing more shares) on the ex-date of the dividend) over the past year.
(1)  12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.

Refresh Select Menu Categories
Reinforce value proposition for guests with a
refresh of Country Dinner Plates
Introduce better-for-you programs, including new
sides and Wholesome Fixins’
Grow Retail Sales with Unique
Merchandise
Focus on unique, exclusive, authentic
merchandise
Improve productivity with visual merchandising
and space planning
Build on Successful Handcrafted
Marketing Campaign
Continue national media strategy
Introduce new “Hand-crafted” creative
advertisements for TV, radio, and billboards
Invest in and Leverage Technology to
Support Operations and Reduce Costs
Implement technology to improve efficiencies and
food quality
Streamline processes to increase labor
productivity
Focus on Maximizing
Shareholder Returns
Target 2 -3% annual new unit growth over the
next three years
Pay competitive dividends and repurchase shares
Improve E-commerce Business
and Develop Branded Products
Platform
Grow e-commerce awareness and revenues
Lay groundwork to sell Cracker Barrel branded
products in grocery stores
UPDATED BUSINESS PRIORITIES TO CONTINUE DRIVING
PERFORMANCE THROUGH 2013
Key Priorities Objectives
1
2
3
4
5
6

A RENEWED BOARD HELPING TO DRIVE PERFORMANCE
Note:  Represents board changes as implemented or announced.  Represents Board members standing for election at Cracker Barrel 2012 Annual
Shareholder Meeting.
(1)  As announced on 6-Aug-2012, to be effective following Michael A. Woodhouse’s retirement in early November 2012.
Independent
New Within Past 18 Months
Tom Barr, Vice President, Global Coffee, at Starbucks Coffee Company
Sandy Cochran, President and CEO, Cracker Barrel and former CEO, Books-A-Million
James Bradford, Dean of Vanderbilt’s Owen Graduate School of Management and former President and
CEO of AFG Industries, Inc.; Designated Independent Chairman of the Board of Cracker Barrel
¹
Glenn Davenport, Retired Chairman and CEO, Morrison Management Specialists
Norman Johnson, Executive Chairman and Former CEO, CLARCOR Inc.
William McCarten, Chairman of the Board, DiamondRock Hospitality Company and former President and
CEO, HMS Host Corporation
Coleman Peterson, President and CEO, Hollis Enterprises, LLC and former EVP and Chief People Officer,
Wal-Mart Stores, Inc.
Richard Dobkin, retired Managing Partner of the Tampa, FL office of Ernst & Young
Martha Mitchell, retired Senior Partner and SVP, Fleishman-Hillard, International Communications
Andrea Weiss, President and CEO, Retail Consulting and former Chairman, Cortefiel Group

ANALYSTS CONTINUE TO COMMENT FAVORABLY ON THE STRATEGY
PUT FORTH BY THE INCUMBENT BOARD AND NEW MANAGEMENT…
Selected Analyst Commentary
Source:  Publicly available equity research reports, permission to use quotations neither sought nor obtained
“In our view, CBRL is generating positive growth in traffic–not just comps–thanks to its effective communication of its revamped value strategy and we expect sales momentum to continue. At the same time, management continues to hone the efficiency of operations which we argue is a key ingredient of CBRL’s earnings power and we anticipate this, in conjunction with positive sales and traffic growth, will offset the effect of higher food costs in the next 12 months.”
- Stephen Anderson, Miller Tabak; 19-Sep-2012
“We credit management’s outreach to local customers – which account for about 60% of CBRL’s customer base–with sustained same-restaurant sales gains. Specifically, we think management’s barbell strategy of appealing to value customers (e.g.,
$5.99 lunch entrées) and customers seeking non-traditional menu options (e.g., seasonal and “better for you” menu items)
with helping CBRL boost both sales and traffic.”
- Stephen Anderson, Miller Tabak; 19-Sep-2012
“Since taking the CEO reigns (sic) in 2011, Sandy Cochran identified several enhancements that have improved CBRL same-
restaurant sales (SRS) and traffic trend we believe the impact of these changes will continue benefiting SRS and traffic. In addition, the Company has identified $30 million-$45 million in cumulative cost savings that should be realized by year-end FY15, contributing roughly 100 bps to EBIT margin improvement during the next three years Lastly, management appears receptive to returning more capital to shareholders in terms of dividends and share repurchases.”
- Christopher O'Cull, KeyBanc Capital Markets; 12-Jul-2012
“Under
the leadership of CEO Sandy Cochran  management has taken increasingly proactive steps to enhance its core and iconic Old Country Store brand; refine and increase the relevancy of its food, service and retail products; and improve the marketing of its concept to a broadened consumer marketplace.”
- Bob Derrington, Northcoast Research; 28-Jun-2012
;
.
,
,
,
,

IV. Why We Believe Sardar Biglari is Wrong for This Board

WHY WE BELIEVE SARDAR BIGLARI IS STILL WRONG FOR THIS
BOARD
New Cracker Barrel CEO and reconfigured Board laid out a new plan and are successfully executing that plan – we believe Biglari would be disruptive to current business momentum
We believe Biglari’s presence on our Board would create a conflict of interest – he is the CEO of a family restaurant chain and CEO of a restaurant acquisition vehicle
We believe Biglari would want to be operationally involved but has failed to disclose his specific plans or agenda for the business, either to management or directly to the Board
His repeated public pronouncements highlight his combative approach – was offered two independent board seats for representation (twice) but turned BOTH offers down
Biglari has a history of “creeping control” that we believe is not in the best interest of shareholders:
took control of Steak ‘n Shake over time without paying a premium
We believe Biglari has a questionable track record on corporate governance:  still proposing dual class of high vote / low vote stock at Biglari Holdings and proposed excessive compensation for himself at
Biglari Holdings which received negative shareholder and ISS responses
Biglari Holdings just agreed to pay a $850,000 civil penalty to resolve a Federal Trade Commission complaint for failing to comply with the Hart-Scott-Rodino Act in amassing its initial position in Cracker
Barrel – a violation the FTC’s Chairman characterized as trying to abuse the law’s “passive investor”
exemption

Nominee ISS Recommendation Glass Lewis Recommendation
Sardar Biglari
Philip Cooley
PROXY ADVISORY FIRMS AGREE – VOTE THE WHITE PROXY CARD
Source:  ISS Proxy Advisory Services report (Institutional Shareholder Services) and Proxy Paper report (Glass, Lewis & Co.); both respectively dated 2-
Nov-2012
Note:  Permission to use information neither sought nor obtained.
Our Board Was Fully Recommended on 2-Nov By ISS and Glass Lewis
Biglari Holdings Nominees
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
Tom Barr
James Bradford
Sandy Cochran
Glenn Davenport
Richard Dobkin
Norman Johnson
William McCarten
Martha Mitchell
Coleman Peterson
Andrea Weiss
Glass Lewis Recommendation
ISS Recommendation
Nominee
Management Nominees
DO NOT VOTE
DO NOT VOTE
DO NOT VOTE
DO NOT VOTE

ISS
An MSCI Brand

Cracker Barrel
Old Country Store

PROXY ADVISORY FIRMS AGREE – VOTE THE WHITE PROXY CARD
Selected Commentary from ISS
Source: ISS Proxy Advisory Services report (Institutional Shareholder Services) dated 2-Nov-2012
Note:  Permission to use quotations neither sought nor obtained. Emphasis added.
“As
the most compelling explanation of the company’s resurgence is the leadership change and execution on the new strategic plan by the existing board and management team the dissident nominees in last year’s or this year’s proxy contest, however meritorious—it is clear the dissidents have not made a compelling case that change at the board level is warranted
ISS therefore recommends
shareholders vote on the WHITE proxy card FOR the management nominees.”
“To the extent share price appreciation has outstripped growth in margins and net income, one might
reasonably conclude this is evidence the market has bought into the company’s turnaround strategy and its operating
leadership.”
“The
income statement for fiscal 2012 strongly supports the company’s view that a real turnaround has taken
root.”
“It is worth pointing out that this is
a profoundly silly reason to run a proxy contest, and the amount of attention the dissidents have lavished on it may raise more questions about their sense of perspective than the incoming Chairman’s
integrity.
…
The critical point, in all the company’s communications which deployed the phrase, is that
Bradford has significant and substantial executive experience as a leader—
an unchallenged bona fide which might shareholders assessing his ability to lead this company as Chairman might
appreciate.”
— and not suggestions of

GLASS LEWIS & Co

Cracker Barrel Old Country Store

PROXY ADVISORY FIRMS AGREE – VOTE THE WHITE PROXY CARD
Selected Commentary from Glass Lewis
Source:  Proxy Paper report (Glass, Lewis & Co.) dated 2-Nov-2012
Note:  Permission to use quotations neither sought nor obtained. Emphasis added.
“With the foregoing factors in mind, we see little reason for shareholders to now support the candidacy of Messrs. Biglari or
Cooley, whose own high-level stewardship has failed to generate attractive returns for shareholders of Biglari, despite its relatively substantial interest in a rebounding Cracker Barrel. Accordingly, we recommend shareholders vote FOR all nominees on management's WHITE proxy
card.”
“… we now find a materially improved Company operating under the stewardship of a substantially reconstituted board and management team that has executed on a well-codified and publicly-disclosed business plan.
Further
foundering Biglari's most recent solicitation are a series of relatively uncompelling and, at times, specious arguments, which collectively do little to support a forward operating plan that is decidedly light on detail, despite the Dissident's industry experience.”
“Cracker
Barrel appears to have dramatically improved its financial
performance,
while also taking concrete steps to
remediate or eliminate several outstanding governance concerns. In response, we find the Dissident has resorted to decidedly less compelling quantitative arguments and abrasive commentary to support a vaguely-framed plan that, all other things equal, seems to work against a strategy that has objectively improved returns and transparency for
Cracker Barrel
shareholders.”
“… we note the board has already been substantially reconstituted through the appointment of six new independent directors in the last 18 months, and, moreover, several board members with whom we have previously taken issue will not be standing for reelection at the 2012 annual meeting. When taken together with what we view as a well-disclosed business plan, we see little reason to disrupt the current board dynamic.”

BIGLARI HAS ARGUED THAT HE PURCHASED CBRL STOCK FOR
INVESTMENT PURPOSES ONLY…
(1)  Biglari Holdings, press release dated 23-Sep-2011.
However, Biglari’s Rhetoric Changes Over Time and We Believe Cannot Be Relied Upon
“…we told Chairman Michael
Woodhouse that we have
purchased stock for
investment purposes only”
– Sardar Biglari
1
“Our intention was that even if
we were to purchase additional
stock, we would keep
ownership well under 20%.”
– Sardar Biglari
1
Current ownership of 17.4% exceeds his previously
announced intentions
Biglari has twice attempted to gain board seats to
influence the Company – not “investment purposes
only”
In September 2012, Biglari Holdings agreed to pay
$850,000 to settle charges that it violated anti-trust
rules when it purchased Cracker Barrel shares

…WHAT SARDAR BIGLARI RECENTLY CONFIRMED ABOUT
BIGLARI HOLDINGS
“We, however, are control investors”
“Biglari Holdings is an unconventional public company because it is in the business of owning other businesses without regard to any particular industry along with the stipulation that all major capital allocation decisions are made by Sardar Biglari, Chairman and CEO.”
“The logic underlying the dual class structure indicates that we could gain increased flexibility in structuring acquisitions and financing transactions to augment our growth. As a holding company, we believe that the greater flexibility resulting from our proposal would transform into an advantage in our pursuit of other businesses. …We may also use such stock to acquire other businesses or combinations thereof.”
Source:  Public filings
Note:  Emphasis added.
(1) Biglari Holdings, 2011 Letter from the Chairman, dated 10-Dec-2011.
(2) Biglari Holdings, Schedule 14A, filed 12-Sep-2012.
1
2
2

WHAT DOES BIGLARI REALLY THINK?
“Biglari Holdings is a jockey stock.
You are choosing the jockey; I am choosing the horses.
It would be asinine to bet on the jockey and then deny him the saddle or whip.”
1
Source:  Public filings
(1) Biglari Holdings, 2011 Letter from the Chairman, dated 10-Dec-2011.

OUR VIEWS ON BIGLARI ARE SHARED BY WALL STREET
ANALYSTS
Selected Analyst Commentary
Source: Public news sources and publicly available equity research reports, permission to use quotations neither sought nor obtained
“Mr. Biglari’s argument seems to be less focused on corporate governance and shareholder performance, which was the basis of last year’s proxy fight, and more focused on demanding that as the largest shareholder he deserves two seats on Cracker Barrel’s board. We are skeptical that the other 82% of Cracker Barrel’s shareholders would vote for two executives of a direct competitor, Steak ‘n Shake, to join Cracker Barrel’s board. We find it interesting that if you exclude the investment in Cracker Barrel, Biglari Holdings has not made many shareholder enhancing decisions the past two years.
Assuming the market is reflecting the CBRL investment gain in BH’s market valuation, we estimate BH’s market value would be down about 10% since it became an active investor in Cracker Barrel on June 13, 2011 (vs. KBCM Restaurant Index
+30%). We estimate the CBRL investment represents roughly 55% of BH’s enterprise value. We expect Biglari Holdings will lose the proxy fight in November.”
- Chris O’Cull, KeyBanc Capital Markets; 20-Sep-2012
“Mr. Biglari has not issued an alternative strategic plan for CBRL but
has suggested aggressive goals to drive sales and
traffic without supporting details as to how such results would be realized. Under Sandy Cochran, who became CEO in
September 2011, the company has performed strongly. Numerous changes have been implemented ranging from board composition (much higher quality board in our opinion) to marketing, cost management, and willingness to return cash to shareholders.
…It
is not clear what Mr. Biglari’s plans might involve or if they could be as effective as management’s recent performance.”
- Joseph T. Buckley, Bank of America Merrill Lynch; 19-Sep-2012
“At  this point in time [Biglari] hasn't revealed any plan, of which I'm aware, to the company. I think the company wants to make sure if he has designs on taking over this company and its business, they'd like to make sure the shareholders, other than just him, are well taken care of.”
- Bob Derrington, Northcoast Research, as quoted in the San Antonio Express; 18-Oct-2012

OUR VIEWS ON BIGLARI ARE SHARED BY WALL STREET
ANALYSTS (CONT.)
Selected Analyst Commentary
Source: Publicly available equity research reports, permission to use quotations neither sought nor obtained
“Whatever
Biglari’s intentions for CBRL still may be, however, we continue to side with management in this fight, as the company already has enacted several measures to boost operational performance (as evidenced by CBRL’s industry-leading comps in family dining), enhance shareholder value (e.g., increased dividend 14% for
FY12, removed operating and corporate-level costs), and improve managerial oversight (e.g., splitting the roles of
CEO and Chairman of the Board).
…We
surmise there will be even less incentive for shareholders to side with a potential Biglari-sponsored slate of Board nominees this November. Although the potential for a second proxy fight remains, we now think a repeat of last year’s contentious fight appears less likely.”
- Stephen Anderson, Miller Tabak; 6-Aug-2012
“Mr. Biglari has a record of “creeping” takeovers. … Biglari Holdings is essentially sending excess cash from
Steak n Shake to the Lion Fund. These investments in the Lion Fund do not appear in Biglari Holdings’ balance sheet due to the requirement to fully consolidate the Lion Fund in BH’s financial statements. In addition, the Lion
Fund’s portfolio has purchased significant interests in BH common stock, which is classified on BH’s balance sheet as treasury stock, yet the shares remain outstanding. BH’s pro-rata ownership of its common stock through Lion
Fund as of June 13, 2012 was roughly 100,000 shares, but the Lion Fund, in total, owns roughly 200,000 shares.
Essentially, Mr. Biglari has voting control of roughly 15% of BH’s common stock, but he personally owns roughly 10,000 shares (0.7%).
We wonder how BH decides between allocating excess cash to the Lion Fund and investing more in Steak
n’ Shake (since Mr. Biglari argues it is doing so well) or just returning it to BH shareholders.”
- Christopher O'Cull, KeyBanc Capital Markets; 12-Jul-2012

Steak 'n Shake

BIGLARI HOLDINGS INC.

Cracker Barrel Old Country Store

BIGLARI OFTEN STATES HE IS A "CONTROL INVESTOR’’ BUT WE BELIEVE
YOU SHOULD NOT ALLOW HIM TO TAKE CREEPING CONTROL OF
CRACKER BARREL AS HE DID WITH STEAK 'N SHAKE
Source:  Public filings and Bloomberg
(1)    Stock price adjusted for reverse split to be comparable to current market price.
(2)    As per Biglari's Schedule 13D/A filing on 3-Feb-2010.
(3)    As per Biglari's preliminary proxy filing on 12-Sep-2012.
17-Aug-2007
Share Price:
$309.00
1
Biglari discloses
5.8% ownership in
Steak ‘n Shake
Nominates himself
and Cooley to the
Board
7-Mar-2008
Biglari wins Proxy
Contest
19-Jun-2008
Biglari appointed Chairman
of the Board
Jul-2008
Two executive team
members resign
8-Aug-2008
Biglari appointed
CEO
Took control
Became Chairman and CEO
Merged with Western Sizzlin
Renamed Biglari Holdings
22-Oct-2009
Announces Merger with
Western Sizzlin
5.8%
Ownership
Today:
Control of 15.5%
3
and CEO
Share Price
(28-Sep-2012)
$365.06
8-Apr-2010
Renamed Biglari Holdings
Biglari only controlled 6.8%
2
Purchased
through:
- Lion Fund
- Western Sizzlin
- P. Cooley
Call Options:
- 20,000 shares
through Lion
Fund
- 561,000 shares
through Western
Sizzlin
BIGLARI
HOLDINGS
Biglari originally claimed that
he had acquired shares
“for investment purposes”
Instead he:
INC.

68.4%
46.0% Outperformance
22.4%
170%
160%
150%
140%
130%
120%
110%
100%
90%
Indexed Price
Sep-2011
Nov-2011
Jan-2012
Mar-2012
May-2012
Jul-2012
Sep-2012
Daily from 12-Sep-2011 to 28-Sep-2012
Cracker Barrel
Biglari Holdings

EVEN WITH BIGLARI HOLDINGS’ LARGE STAKE, BH HAS
SIGNIFICANTLY UNDERPERFORMED CBRL
CBRL Represents over 50% of BH’s Market Cap
Source:  Bloomberg and public filings
Note: 12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.
What value has Biglari
created for his
shareholders in his own
restaurant business
without CBRL?

BIGLARI AGAIN TURNED DOWN A GOOD FAITH SETTLEMENT
OFFER
Biglari Rejected The Following Settlement Proposal:
– Not be affiliated with Biglari Holdings
– Not be a current executive officer or director of a competing restaurant company
– Comply with CBRL’s long-standing publicly disclosed qualification criteria
This offer was subject to the minimal conditions that, Biglari Holdings:
– Support the Board-recommended slate of nominees at the 2012 annual meeting that would include the two nominees of Biglari Holdings
– Not nominate other candidates or present shareholder proposals at the 2012 annual meeting
– Not seek to call or support any special meeting prior to the Company’s 2013 annual meeting
Many proxy fights are settled with the appointment of one or more directors that are not affiliated with the dissident, yet Biglari refuses even to consider nominating an independent director, insisting that is has to be him and Cooley
Does Mr. Biglari really want representation or simply a platform for himself?
– In voting Biglari down last year, shareholders determined last year he wasn’t right for the Board
Biglari Holdings was offered two board seats subject only to the reasonable requirements that nominees:

Welcome to Steak 'n Shake
SARDAR BIGLARI, CHAIRMAN & CEO

Old Country Store

38 ONE THING THAT HAS NOT CHANGED AT BIGLARI HOLDINGS… ….It’s All About Sardar

OUR SHAREHOLDER RIGHTS PLAN IS DESIGNED TO PROTECT
SHAREHOLDERS AND HAS BEEN RECOMMENDED BY ISS
Source:  ISS Proxy Advisory Services report (Institutional Shareholder Services) dated 2-Nov-2012
Our Shareholder-Friendly Rights Plan Protects Shareholders From Biglari’s Tactics
Adopted in April 2012 in response to threat that Biglari could gain creeping control without paying a control premium
– In his 2011 “Letter From the Chairman,” Biglari said “We…are control investors when we own a sizeable block of stock engendering influence”
– Tennessee law preventing shareholders from voting shares above 20% without shareholder approval is not sufficient.  By acquiring shares above 20%, Biglari could still prevent other shareholders from voting those shares and gain greater influence by virtue of economic ownership
Shareholder-friendly provisions include:
– Rights expire if shareholders do not approve rights plan at November 2012 annual meeting
– If shareholders approve, rights would expire on April 9, 2015
ISS Recommends A Vote “FOR” Our Shareholder Rights Plan
“A vote FOR
this proposal is warranted because the rights plan contains features that protect shareholders from entrenchment risk.
Specifically, the pill has a three-year term, a 20-percent trigger, and a robust qualifying offer clause and there is no dead-hand or slow-hand provision. In addition, there are no significant governance concerns at the company.”
Note:  Permission to use quotations neither sought nor obtained. Emphasis added.
– Rights plan is focused on creeping acquisitions above 20% and would not be triggered by “qualifying offers”
(all-cash, fully financed tender offers that remain open for at least 60 business days)

OTHER SHAREHOLDER MATTERS
Compensation – Pay for Performance Culture
Compensation Committee Review and Revisions of Compensation Practices in 2012
80% of CEO’s target total direct 2012 compensation, and 69% of other named executive officers, is contingent upon measurable performance
Incentive programs have one, two and three year performance periods to promote both short and long term appreciation of shareholder value
2012 Total Shareholder Return significantly outperformed the S&P 500, 600, and 1,500 Restaurant indices
Revenue growth, improved margins, and strong Return On Invested Capital performance resulted in incentive plan performance in excess of targets
Initiated full review of compensation practices based on say-on-pay vote results and feedback from shareholders and proxy advisory services in connection with 2011 annual meeting
Instituted a number of revisions to compensation practices as a result of this analysis:
Compensation Policies
— Revised overall compensation philosophy to target total compensation paid to our executive officers at median of peer group
— Revised stock ownership guidelines to multiple of base salary for executive officers and total cash retainer for non-employee directors:
– 5x base salary for CEO
– 3x base salary for CFO and Executive Vice Presidents; 2x base salary for all other executive officers
– For non-employee directors, greater of 5,000 shares or 5x the annual cash retainer
– No covered persons may sell any shares until threshold is reached
— Worked to clarify disclosure in CD&A of compensation performance targets and performance relative to them
— Adopted anti-hedging policy for officers and directors

WHY YOU SHOULD VOTE THE WHITE PROXY CARD
We have accomplished a great deal over the last year – with more to come
Our reconfigured Board is highly engaged and continuously seeks to create value
We believe Biglari’s and Cooley’s presence would create a conflict of interest and would be detrimental to the functioning of our Board
We again made a good faith offer this year to permit Biglari to appoint two independent directors to the Board and again he rejected.  Is his fight about having representation or just about him?
We believe Biglari’s historic playbook of creeping control and poor corporate governance could harm Cracker Barrel and its shareholders

Appendix

RECONCILIATION OF GAAP BASIS OPERATING RESULTS
TO ADJUSTED NON-GAAP OPERATING RESULTS
(Unaudited and $ in thousands, except per share data)
(1) Severance, other charges and tax effects related to operational restructuring.
(2) (Charges) Gain and tax effects of impairment net of gain on sale of property.
(3) Refinancing costs and tax effects related to the Company's $750 million credit facility.
(4) Charges and tax effects of the proxy contest concluded at the Company's annual meeting of shareholders.
Fourth Quarter Ended August 3, 2012 Fourth Quarter Ended July 29, 2011
As Reported Adjust 53rd Week As Adjusted As Reported Adjust
1,2,3,4
As Adjusted
Total Revenue $ 700,010 (51,059) $ 648,951 $ 612,942 $ 612,942
Store Operating Income 97,577 – (11,093) 86,484 74,660 – 74,660
General and Administrative Expenses 37,671 – (1,370) 36,301 35,323 (2,172) 33,151
Impairment and Store Dispositions, Net – – – – 1,249 (1,044) 205
Operating Income 59,906 – (9,723) 50,183 38,088 3,216 41,304
Interest Expense 11,354 – (811) 10,543 16,327 (5,136) 11,191
Pretax Income 48,552 – (8,912) 39,640 21,761 8,352 30,113
Provision for Income Tax 13,856 – (2,632) 11,224 4,218 2,201 6,419
Net Income $ 34,696 – $ (6,280) $ 28,416 $ 17,543 $ 6,151 $ 23,694
Earning Per Share  – Basic $ 1.49 – (0.27) $ 1.22 $ 0.77 $ 0.27 $ 1.04
Earning Per Share  – Diluted $ 1.47 – (0.27) $ 1.20 $ 0.75 $ 0.26 $ 1.01
Twelve Months Ended August 3, 2012 Twelve Months Ended July 29, 2011
As Reported Adjust
1,4
53rd Week As Adjusted As Reported Adjust
1,2,3,4
As Adjusted
Total Revenue $ 2,580,195 (51,059) $ 2,529,136 $ 2,434,435 $ 2,434,435
Store Operating Income 337,146 – (11,093) 326,053 305,778 – 305,778
General and Administrative Expenses 146,171 (6,863) (1,370) 137,938 139,222 (2,172) 137,050
Impairment and Store Dispositions, Net – – – – (625) 830 205
Operating Income 190,975 6,863 (9,723) 188,115 167,181 1,342 168,523
Interest Expense 44,687 – (811) 43,876 51,490 (5,136) 46,354
Pretax Income 146,288 6,863 (8,912) 144,239 115,691 6,478 122,169
Provision for Income Tax 43,207 2,027 (2,632) 42,602 30,483 1,707 32,190
Net Income $ 103,081 $ 4,836 $ (6,280) $ 101,637 $ 85,208 $4,771 $ 89,979
Earning Per Share  – Basic $ 4.47 $ 0.21 (0.27) $ 4.41 $ 3.70 $ 0.21 $ 3.91
Earning Per Share  – Diluted $ 4.40 $ 0.21 (0.27) $ 4.34 $ 3.61 $ 0.20 $ 3.81

BIGLARI HOLDINGS INC

Bob Evans FARMS

The Cheesecake Factory

DARDEN

Denny's

Ruby Tuesday

TEXAS

Cracker Barrel Old Country Store

A NOTE REGARDING PEER SET USED FOR BENCHMARKING
Last year our peer set included:
– Biglari Holdings, Brinker International,
Cheesecake Factory, Darden Restaurants, P.F.
Chang’s China Bistro, Ruby Tuesday, and
Texas Roadhouse
– During the past year P.F. Chang’s China Bistro
was acquired by Centerbridge Partners and is
no longer publicly traded
– Based on feedback received we have added
Bob Evans Farms and Denny’s Corporation both
full-service restaurants chains
We believe this subset of casual and family dining
restaurants represents the most comparable set of
companies to benchmark CBRL performance
– Leading casual / family dining concepts
– Operational comparability
– Similar scale
– Geographical proximity
Rationale for Inclusion Peer Set
Ticker Company Name Logo
BH Biglari Holdings
BOBE Bob Evans Farms
EAT Brinker International
CAKE The Cheesecake Factory
DRI Darden Restaurants
DENN Denny‘s Corporation
RT Ruby Tuesday
TXRH Texas Roadhouse

✓	✓
BIGLARI HOLDINGS INC		✓	✓
Bob Evans FARMS			✓
		✓	✓
Cheesecake Factory			✓
Cracker Barrel		✓	✓
Chuck E. Cheese's		✓	✓
	✓		✓
dineEquity		✓	✓
DARDEN	✓		✓
			✓
Jack		✓	✓

	✓		✓
Peet's Coffee & Tea		✓	✓
Panera			✓
PAPA JOHNS		✓	✓
RED ROBIN		✓	✓
Ruby Tuesday		✓	✓
RUTH'S HOSPITALITY GROUP		✓	✓
	✓		✓
SONIC		✓	✓
TEXAS		✓	✓
Wendy's			✓
Yum!	✓		✓

Cracker Barrel Old Country Store

S&P RESTAURANT INDEX COMPOSITION
Respective S&P Restaurant Index Constituents
Ticker Company Name
Logo
S&P
500
S&P
600
S&P
1,500
BJRI BJ’s Restaurants
BH Biglari Holdings
BOBE Bob Evans Farms
BWLD Buffalo Wild Wings
CAKE The Cheesecake Factory
CBRL Cracker Barrel Old Country Store
CEC CEC Entertainment
CMG Chipotle Mexican Grill
DIN DineEquity
DRI Darden Restaurants
EAT Brinker International
JACK Jack in the Box
Ticker Company Name Logo
S&P
500
S&P
600
S&P
1,500
MCD McDonald’s
PEET Peet’s Coffee & Tea
PNRA Panera Bread Company
PZZA Papa John’s International
RRGB Red Robin Gourmet Burgers
RT Ruby Tuesday
RUTH Ruth’s Hospitality Group
SBUX Starbucks
SONC Sonic
TXRH Texas Roadhouse
WEN The Wendy’s Company
YUM Yum! Brands

POST OFFICE BOX 787 LEBANON, TENNESSEE 37088-0787

Investor Contact:	Lawrence E. Hyatt, Senior Vice President and Chief Financial Officer
(615) 235-4432
Mark Harnett, MacKenzie Partners, Inc. (212) 929-5877

Media Contact:	Julie K. Davis, Senior Director, Corporate Communications (615) 443-9266 Ruth Pachman, Kekst and Company
(212) 521-4891

CRACKER BARREL URGES SHAREHOLDERS TO PROTECT THE FUTURE OF THEIR

INVESTMENT BY SUPPORTING ONGOING BUSINESS SUCCESS

•	Asks For YES Votes on All Board Nominees at Annual Meeting Next Week, as Recommended by ISS and Glass Lewis

•	Urges Approval of Shareholder-Friendly Rights Plan Endorsed by ISS

LEBANON, Tenn. November 6, 2012 – Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) today sent a letter to shareholders from Sandra B. Cochran, President and Chief Executive Officer, urging them to protect the future of their investment by supporting the Company’s ongoing business success and preventing Sardar Biglari from taking “creeping control” without paying shareholders a premium.

Ms. Cochran asked shareholders to approve all Board nominees at the Company’s annual meeting on November 15, 2012, in line with recommendations of leading independent proxy advisory services Institutional Shareholder Services (ISS) and Glass Lewis & Co. She also urged approval of the Company’s shareholder-friendly rights plan, which was also endorsed by ISS.

“We believe that Mr. Biglari has used unnecessarily divisive rhetoric, and has cherry-picked unfavorable data points of questionable relevance in an effort to distract from our successes over the past year,” Ms. Cochran stated. “We further believe that his presence on our Board would risk derailing our success and interfere with the Board’s ongoing effectiveness.”

She emphasized the importance of shareholders voting for the Shareholder Rights Plan, which was designed to prevent Mr. Biglari or anyone else from gaining creeping control of Cracker Barrel without paying shareholders a premium, while retaining several shareholder-friendly provisions.

- MORE -

She concluded: “We believe that change at the Board level is not warranted at this time, and we are pleased that ISS and Glass Lewis recognize our successful business execution over the past year, as well as the lack of foundation for Mr. Biglari’s arguments. We urge you to protect your investment and support all ten of your Board’s nominees.”

Text of Letter from Ms. Cochran to Cracker Barrel Shareholders:

PROTECT THE FUTURE OF YOUR INVESTMENT AND SUPPORT YOUR

COMPANY’S ONGOING BUSINESS SUCCESS

Leading Proxy Advisory Firms Agree: Reject Biglari and Cooley for Board Seats;

Vote FOR Cracker Barrel’s Highly Qualified Board Slate

ISS Recommends Voting FOR Shareholder Rights Plan;

Prevent Biglari from Taking Creeping Control of Your Company

VOTE THE ENCLOSED WHITE PROXY CARD TODAY

November 6, 2012

Dear Cracker Barrel Shareholders:

At Cracker Barrel’s November 15, 2012 Annual Meeting of Shareholders, you will have an important decision to make regarding the future of your investment. By supporting your Board-designated nominees, you will be able to reaffirm your support for our ongoing commitment to generating value for shareholders.

As you review the large amount of correspondence generated thus far, we encourage you to consider the following key facts: we have successfully executed on the strategic initiatives we announced last year; we had strong financial and operational performance during our 2012 fiscal year; we have added new perspectives, skills and expertise to our Board through seven new directors over the past 18 months; and we have added key senior management hires in areas vital to our organization.

Our accomplishments across multiple operational and financial metrics have translated into not only improvements in sales, operating margins and earnings per share, but also a 68.4% appreciation in the value of the Company’s shares in the year following the announcement of our strategic initiatives.1 Since launching our strategic priorities in September 2011, we have:

•	Outperformed the S&P 500 Restaurant Index, S&P 600 Restaurant Index, S&P 1500 Restaurant Index, S&P 500 Index, and the peer set delineated in our 2012 proxy statement;

•	Doubled our quarterly dividend from $0.25 to $0.50, thereby increasing our dividend yield to 3%;

[1]	From September 12, 2011, the day prior to announcement of our six strategic priorities, through September 28, 2012.

- MORE -

•	Increased cash and cash equivalent balances by nearly $100 million, or 190%;

•	Achieved operating margin expansion of 50 bps for FY 2012;

•	Accelerated same store sales growth in the last three quarters; and

•	Outperformed casual dining peers in same store traffic and sales growth for three consecutive quarters, as measured by the Knapp-TrackTM casual dining index.

Mr. Biglari has distributed materials that attempt to dispute these facts and distract you from our operational and financial success, recruitment of new Board members and positive ongoing momentum. However, we believe he has failed to contribute any new meaningful or original ideas, and has made assertions about our performance and governance that we believe are, at best, uninformed, and, at worst, intentionally misleading. For example, Mr. Biglari has asserted that we changed the formula used to calculate ROIC for purposes of executive compensation. This is incorrect. As noted by Institutional Shareholder Services (ISS) in its report: “Contrary to assertions by the dissidents, the formula used to calculate ROIC in the executive incentive plans is unchanged from the one the board adopted in fiscal 2011, when it introduced the metric for executive compensation plans.”2 In its report, Glass Lewis & Co. noted that Mr. Biglari’s most recent solicitation includes “a series of uncompelling and, at times, specious arguments.”

We believe that Mr. Biglari has used unnecessarily divisive rhetoric, and has cherry-picked unfavorable data points of questionable relevance in an effort to distract from our successes over the past year. We further believe that his presence on our Board would risk derailing our success and interfere with the Board’s ongoing effectiveness.

We firmly stand behind the qualifications of our Board, and remain confident that we have the right members in place to drive continued execution of our strategic plan. In addition, our nominees have received the unequivocal endorsement of two leading proxy advisory firms, ISS and Glass Lewis, both of which recommend that you reject the nominations of Mr. Biglari and Mr. Cooley to our Board.

In its recommendation to support Cracker Barrel’s slate of nominees, ISS states: “As the most compelling explanation of the company’s resurgence is the leadership change and execution on the new strategic plan by the existing board and management team-and not suggestions of the dissident nominees in last year’s or this year’s proxy contest, however meritorious—it is clear the dissidents have not made a compelling case that change at the board level is warranted. ISS therefore recommends shareholders vote on the WHITE proxy card FOR the management nominees.”

In its report, Glass Lewis states that: “We see limited reason for shareholders to further alter the current board and prospectively hinder Cracker Barrel’s recent progress.”

[2]	Permission to use quotes from the ISS report or the Glass Lewis report neither sought nor obtained.

- MORE -

ISS also recommends that shareholders vote FOR the Company’s Shareholder Rights Plan, which was designed to prevent investors like Mr. Biglari, or anyone else, from gaining creeping control of Cracker Barrel without paying our shareholders a premium while retaining several shareholder-friendly provisions. In recommending that you vote in favor of the Shareholder Rights Plan, ISS states: “A vote FOR this proposal is warranted because the rights plan contains features that protect shareholders from entrenchment risk. Specifically, the pill has a three-year term, a 20-percent trigger, and a robust qualifying offer clause and there is no dead-hand or slow-hand provision. In addition, there are no significant governance concerns at the company.”

In sum, we believe that change at the Board level is not warranted at this time, and we are pleased that ISS and Glass Lewis recognize our successful business execution over the past year, as well as the lack of foundation for Mr. Biglari’s arguments. We urge you to protect your investment and support all ten of your Board’s nominees.

To support your Board, vote the enclosed WHITE card and vote “FOR ALL” of the Company’s nominees to the Board and “FOR” the Company’s Shareholder Rights Plan. To ensure that your vote is received in time, vote by telephone or Internet by following the instructions on the Company’s WHITE card. We urge you NOT to sign any gold proxy card sent to you by Mr. Biglari. Even a withhold vote for Mr. Biglari and Mr. Cooley on his gold proxy card will cancel any previous proxy that you previously submitted to vote “FOR ALL” the Company’s nominees as it is only the latest dated proxy card that will be counted at the shareholder meeting.

If you have any questions or require assistance with voting your WHITE proxy card, please call MacKenzie Partners, Inc., toll-free, at (800) 322-2885.

Sincerely,

Sandra B. Cochran

President and Chief Executive Officer

About Cracker Barrel

Cracker Barrel Old Country Store restaurants provide a friendly home-away-from-home in their old country stores and restaurants. Guests are cared for like family while relaxing and enjoying real home-style food and shopping that’s surprisingly unique, genuinely fun and reminiscent of America’s country heritage…all at a fair price. The restaurant serves up delicious, home-style country food such as meatloaf and homemade chicken n’ dumplins as well as its signature biscuits using an old family recipe. The authentic old country retail store is fun to shop and offers unique gifts and self-indulgences.

Headquartered in Lebanon, Tennessee, Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) was established in 1969 and operates 621 company-owned locations in 42 states. Every Cracker Barrel unit is open seven days a week with hours Sunday through Thursday, 6 a.m. — 10 p.m., and Friday and Saturday, 6 a.m. - 11 p.m. For more information, visit: crackerbarrel.com.

- MORE -

IMPORTANT ADDITIONAL INFORMATION

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2012 Annual Meeting. On October 4, 2012, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

CBRL-F

- END -

Cracker Barrel Old Country Store, Inc. (the “Company”) sent the following letter to shareholders of the Company in a mailing commenced on November 6, 2012. This letter was also posted to the “Proxy Contest” section of the Company’s Investor Relations website, investor.crackerbarrel.com.

PROTECT THE FUTURE OF YOUR INVESTMENT AND SUPPORT YOUR

COMPANY’S ONGOING BUSINESS SUCCESS

Leading Proxy Advisory Firms Agree: Reject Biglari and Cooley for Board Seats;

Vote FOR Cracker Barrel’s Highly Qualified Board Slate

ISS Recommends Voting FOR Shareholder Rights Plan;

Prevent Biglari from Taking Creeping Control of Your Company

VOTE THE ENCLOSED WHITE PROXY CARD TODAY

November 6, 2012

Dear Cracker Barrel Shareholders:

At Cracker Barrel’s November 15, 2012 Annual Meeting of Shareholders, you will have an important decision to make regarding the future of your investment. By supporting your Board-designated nominees, you will be able to reaffirm your support for our ongoing commitment to generating value for shareholders.

As you review the large amount of correspondence generated thus far, we encourage you to consider the following key facts: we have successfully executed on the strategic initiatives we announced last year; we had strong financial and operational performance during our 2012 fiscal year; we have added new perspectives, skills and expertise to our Board through seven new directors over the past 18 months; and we have added key senior management hires in areas vital to our organization.

Our accomplishments across multiple operational and financial metrics have translated into not only improvements in sales, operating margins and earnings per share, but also a 68.4% appreciation in the value of the Company’s shares in the year following the announcement of our strategic initiatives.1 Since launching our strategic priorities in September 2011, we have:

•	Outperformed the S&P 500 Restaurant Index, S&P 600 Restaurant Index, S&P 1500 Restaurant Index, S&P 500 Index, and the peer set delineated in our 2012 proxy statement;

•	Doubled our quarterly dividend from $0.25 to $0.50, thereby increasing our dividend yield to 3%;

•	Increased cash and cash equivalent balances by nearly $100 million, or 190%;

•	Achieved operating margin expansion of 50 bps for FY 2012;

•	Accelerated same store sales growth in the last three quarters; and

•	Outperformed casual dining peers in same store traffic and sales growth for three consecutive quarters, as measured by the Knapp-TrackTM casual dining index.

[1]	From September 12, 2011, the day prior to announcement of our six strategic priorities, through September 28, 2012.

Mr. Biglari has distributed materials that attempt to dispute these facts and distract you from our operational and financial success, recruitment of new Board members and positive ongoing momentum. However, we believe he has failed to contribute any new meaningful or original ideas, and has made assertions about our performance and governance that we believe are, at best, uninformed, and, at worst, intentionally misleading. For example, Mr. Biglari has asserted that we changed the formula used to calculate ROIC for purposes of executive compensation. This is incorrect. As noted by Institutional Shareholder Services (ISS) in its report: “Contrary to assertions by the dissidents, the formula used to calculate ROIC in the executive incentive plans is unchanged from the one the board adopted in fiscal 2011, when it introduced the metric for executive compensation plans.”2 In its report, Glass Lewis & Co. noted that Mr. Biglari’s most recent solicitation includes “a series of uncompelling and, at times, specious arguments.”

We believe that Mr. Biglari has used unnecessarily divisive rhetoric, and has cherry-picked unfavorable data points of questionable relevance in an effort to distract from our successes over the past year. We further believe that his presence on our Board would risk derailing our success and interfere with the Board’s ongoing effectiveness.

We firmly stand behind the qualifications of our Board, and remain confident that we have the right members in place to drive continued execution of our strategic plan. In addition, our nominees have received the unequivocal endorsement of two leading proxy advisory firms, ISS and Glass Lewis, both of which recommend that you reject the nominations of Mr. Biglari and Mr. Cooley to our Board.

In its recommendation to support Cracker Barrel’s slate of nominees, ISS states: “As the most compelling explanation of the company’s resurgence is the leadership change and execution on the new strategic plan by the existing board and management team-and not suggestions of the dissident nominees in last year’s or this year’s proxy contest, however meritorious—it is clear the dissidents have not made a compelling case that change at the board level is warranted. ISS therefore recommends shareholders vote on the WHITE proxy card FOR the management nominees.”

In its report, Glass Lewis states that: “We see limited reason for shareholders to further alter the current board and prospectively hinder Cracker Barrel’s recent progress.”

ISS also recommends that shareholders vote FOR the Company’s Shareholder Rights Plan, which was designed to prevent investors like Mr. Biglari, or anyone else, from gaining creeping control of Cracker Barrel without paying our shareholders a premium while retaining several shareholder-friendly provisions. In recommending that you vote in favor of the Shareholder Rights Plan, ISS states: “A vote FOR this proposal is warranted because the rights plan contains features that protect shareholders from entrenchment risk. Specifically, the pill has a three-year term, a 20-percent trigger, and a robust qualifying offer clause and there is no dead-hand or slow-hand provision. In addition, there are no significant governance concerns at the company.”

In sum, we believe that change at the Board level is not warranted at this time, and we are pleased that ISS and Glass Lewis recognize our successful business execution over the past year, as well as the lack of foundation for Mr. Biglari’s arguments. We urge you to protect your investment and support all ten of your Board’s nominees.

[2]	Permission to use quotes from the ISS report or the Glass Lewis report neither sought nor obtained.

To support your Board, vote the enclosed WHITE card and vote “FOR ALL” of the Company’s nominees to the Board and “FOR” the Company’s Shareholder Rights Plan. To ensure that your vote is received in time, vote by telephone or Internet by following the instructions on the Company’s WHITE card. We urge you NOT to sign any gold proxy card sent to you by Mr. Biglari. Even a withhold vote for Mr. Biglari and Mr. Cooley on his gold proxy card will cancel any previous proxy that you previously submitted to vote “FOR ALL” the Company’s nominees as it is only the latest dated proxy card that will be counted at the shareholder meeting.

If you have any questions or require assistance with voting your WHITE proxy card, please call MacKenzie Partners, Inc., toll-free, at (800) 322-2885.

Sincerely,

Sandra B. Cochran

President and Chief Executive Officer

IMPORTANT ADDITIONAL INFORMATION

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2012 Annual Meeting. On October 4, 2012, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

105 Madison Avenue
New York, NY 10016 cbrlproxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885